LONG-TERM DEBT	12 Months Ended
Dec. 31, 2022
Other Long Term Liabilities [Abstract]
LONG-TERM DEBT

NOTE 11: LONG-TERM DEBT

In September 2022, Unruly Group US Holding Inc. entered into a $90 million senior secured term loan facility (the Term Loan Facility) and a $90 million senior secured revolving credit facility with a $15 million letter of credit sub-facility  (the Revolving Credit Facility and, together with the Term Loan Facility, collectively, the Credit Facilities). The Company used the net proceeds of the Term Loan Facility and $10 million of net proceeds of the Revolving Credit Facility to fund a portion of the cash consideration required to close its acquisition of Amobee Inc.  The Company may use borrowings made from time to time under the Revolving Credit Facility for general corporate purposes or other purposes not prohibited under the Credit Facilities. Each of the Credit Facilities matures on September 15, 2025 and bears interest, at the Company’s discretion, at a base rate plus a margin of 0.25% to 1.00% per annum or SOFR rate plus a spread of 1.25% to 2.00% per annum plus a credit spread adjustment of 0.10% to 0.25% based on the interest period duration of the applicable borrowing, in each case with such margin being determined by the Company’s consolidated total net leverage ratio. The Revolving Credit Facility may be borrowed, repaid, and re-borrowed until its maturity. The Company may prepay the Credit Facilities at its discretion without premium or penalty. The Credit Facilities are each due and payable in full on the respective maturity date of such Credit Facility.

The Company is also obligated to pay a commitment fee on the undrawn amounts of the Revolving Credit Facility at an annual rate ranging from 0.20% to 0.35%, determined by the Company’s total net leverage ratio. The Credit Facilities require compliance with various financial and non-financial covenants, including affirmative and negative covenants. The financial covenants require that the total net leverage ratio not exceed 3x and the interest coverage ratio not be less than 4x, in each case measured as of the end of each fiscal quarter. As of December 31, 2022, the Company was in compliance with all related covenants. The letter of credit sub-facility includes a fee at a rate per annum equal to the applicable margin for SOFR Loans then in effect on the daily maximum amount then available to be drawn as well as a fronting fee equal to 0.125% per annum along with other standard fees.

Unruly Group US Holding Inc.’s obligations under the Credit Facilities are (i) jointly and severally guaranteed by Tremor International Ltd. and certain of Tremor International Ltd.’s direct and indirect, existing and future wholly owned restricted subsidiaries, subject to certain exceptions and (ii) secured on a first-lien basis by substantially all of the tangible and intangible assets of Unruly Group US Holding Inc. and the guarantors of the Credit Facilities, subject to certain permitted liens and other agreed upon exceptions.